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                                                                    Exhibit 23.2




Board of Directors
Venator Group, Inc.


         We consent to the use of our report incorporated herein by reference.



New York, New York
July 7, 2000



                                                                   /s/ KPMG LLP
                                                                   KPMG LLP



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